UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2006

AmeriCredit Corp.

(Exact name of registrant as specified in its charter)

Texas	001-10667	75-2291093
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

801 Cherry Street, Suite 3900, Fort Worth, Texas 76102

(Address of principal executive offices, including Zip Code)

(817) 302-7000

(Registrant’s telephone number, including area code)

(Not Applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

The information set forth under Item 2.03 of this report on Form 8-K is hereby incorporated in this Item 1.01 by reference. On October 3, 2006, AmeriCredit Financial Services, Inc. (the “Company”), a wholly owned subsidiary of AmeriCredit Corp., entered into material definitive agreements to create a new $750 million medium term note warehouse credit facility. As a related matter, on September 22, 2006, the Company gave notice concerning its $650 million medium term note warehouse credit facility (the “MTN IV Facility”) of its intention to redeem the notes on October 11, 2006. This redemption will satisfy all of the obligations of the parties to the MTN IV Facility.

Item 2.03.	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

On October 3, 2006, the Company entered into material definitive agreements to create a direct financial obligation concerning a new three-year revolving $750 million medium term note warehouse credit facility (the “$750 Million MTN Facility”). Under these agreements, AmeriCredit MTN Receivables Trust V, a special purpose Delaware statutory trust (“MTN Trust”), issued a promissory note payable to an MBIA Insurance Corporation (“MBIA”) administered medium-term note conduit, in the amount of $750 million (the “$750 Million Note”). Security for the repayment of the $750 Million Note will consist of cash and/or a pool of automobile finance receivables (the “Receivables”) that meet certain eligibility requirements and that will be purchased by MTN Trust from the Company or from AmeriCredit MTN Corp. V, a Delaware special purpose corporation and a wholly owned subsidiary of the Company (“MTN Corp. V”). The Receivables were originated or purchased by the Company and the Company will act as the servicer of the Receivables and as the custodian of the documents related to the Receivables. It is expected that as Receivables amortize or become ineligible to serve as collateral, MTN Trust will purchase additional Receivables from the Company and MTN Corp. V to serve as collateral. Credit enhancement for the $750 Million Note consists of over-collateralization, a reserve account, and a financial guaranty insurance policy (the “Policy”) issued by MBIA that guarantees the obligations of MTN Trust to pay interest on, and repay the principal balance of, the $750 Million Note. Wells Fargo Bank, National Association will act as collateral agent and backup servicer. Together, the Company and MTN Corp. V own 100% of the economic, or “residual”, interest in MTN Trust.

During the three-year revolving period, MTN Trust may purchase additional Receivables from the Company and MTN Corp. V as security for the $750 Million Note and to maintain collateralization requirements and the Company and MTN Corp. V may repurchase Receivables from MTN Trust. Interest on the $750 Million Note will be paid monthly during the revolving period. At the end of the three-year revolving period, the $750 Million Note either will be redeemed and paid in full or will begin to amortize, in which case principal and accrued interest will continue to be paid monthly. Collections on the Receivables and/or income on the cash collateral will be used to make monthly payments for the costs related to hedging arrangements, servicing fees, administrative expenses of MTN Trust, accrued interest on the $750 Million Note and the premiums on the Policy. Any excess earnings or income will first be applied to satisfy reserve requirements and then to fund deposits to a funding account for the purchase of new Receivables. Any remaining excess will be released to the Company and MTN Corp. V, as owners of the residual interest in MTN Trust.

If a termination event occurs under the agreements, the $750 Million Note will immediately begin to amortize on a monthly basis by the application of collections on the Receivables until the principal amount owed on the $750 Million Note is reduced to zero. Termination events include certain financial covenants and pool performance ratios, in addition to such events as failure to make required payments on the $750 Million Note, certain breaches of warranties, representations or covenants under any of the agreements or certain events of bankruptcy. In addition, during the revolving period or during an amortization period if either the pool of Receivables pledged as security for the $750 Million Note or the entire portfolio of Receivables serviced by the Company experiences higher than targeted net loss ratios, delinquency ratios, rate of repossession ratios or does not meet specified credit quality standards, the reserve account requirements will increase so as to provide additional credit enhancement for the $750 Million Note.

In connection with the new $750 Million MTN Facility, on September 22, 2006 the Company gave notice to MBIA, MBIA MTN IV Conduit and JPMorgan Chase Bank, as collateral agent, that the $650 Million Note will be redeemed on October 11, 2006, by payment to MBIA MTN IV Conduit of $655,007,015, representing the amount of principal and accrued but unpaid interest and all amounts owing to the note insurer, the collateral agent and the servicer as of the redemption date. Upon redemption of the $650 Million Note, the obligations of the parties to the MTN IV Facility will have been satisfied under the terms of the agreements.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Business Acquired

None.

(b)	Pro-forma Financial Information

None.

(c)	Exhibits

The following exhibits are filed herewith:

Exhibit Number	Description
99.1	AmeriCredit Corp. October 3, 2006 press release.

99.2	Security Agreement, dated October 3, 2006, among AmeriCredit Receivables Trust V, as debtor, AmeriCredit Financial Services, Inc., individually and as servicer, AmeriCredit MTN Corp. V, individually, and Wells Fargo Bank, National Association, as collateral agent, backup servicer and securities intermediary.

99.3	Servicing and Custodian Agreement, dated October 3, 2006, among AmeriCredit Financial Services, Inc, as servicer and custodian, AmeriCredit MTN Receivables Trust V, as debtor, and Wells Fargo Bank, National Association, as collateral agent and backup servicer.

99.4	Note Purchase Agreement, dated October 3, 2006, among AmeriCredit MTN receivables Trust V, as debtor, AmeriCredit Financial Services, Inc., as servicer, Meridian Funding Company, LLC, as purchaser, and MBIA Insurance Corporation, as administrative agent.

99.5	Master Receivables Purchase Agreement, dated October 3, 2006, among AmeriCredit MTN Receivables Trust V, as purchaser, AmeriCredit Financial Services, Inc., individually and as seller, AmeriCredit MTN Corp. V, as seller, and Wells Fargo Bank, National Association, as collateral agent.

99.6	Insurance Agreement, dated October 3, 2006. among MBIA Insurance Corporation, as insurer, AmeriCredit MTN Corp. V, as seller, AmeriCredit Financial Services, Inc., individually and as servicer, custodian and seller, AmeriCredit MTN Receivables Trust V, as debtor, and Wells Fargo Bank, National Association, as collateral agent, backup servicer and securities intermediary.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AmeriCredit Corp.
(Registrant)

Date: October 6, 2006	By:	/s/ CHRIS A. CHOATE
Chris A. Choate
Executive Vice President, Chief
Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Exhibit
99.1	AmeriCredit Corp. October 3, 2006 press release.

99.2	Security Agreement, dated October 3, 2006, among AmeriCredit Receivables Trust V, as debtor, AmeriCredit Financial Services, Inc., individually and as servicer, AmeriCredit MTN Corp. V, individually, and Wells Fargo Bank, National Association, as collateral agent, backup servicer and securities intermediary.

99.3	Servicing and Custodian Agreement, dated October 3, 2006, among AmeriCredit Financial Services, Inc, as servicer and custodian, AmeriCredit MTN Receivables Trust V, as debtor, and Wells Fargo Bank, National Association, as collateral agent and backup servicer.

99.4	Note Purchase Agreement, dated October 3, 2006, among AmeriCredit MTN receivables Trust V, as debtor, AmeriCredit Financial Services, Inc., as servicer, Meridian Funding Company, LLC, as purchaser, and MBIA Insurance Corporation, as administrative agent.

99.5	Master Receivables Purchase Agreement, dated October 3, 2006, among AmeriCredit MTN Receivables Trust V, as purchaser, AmeriCredit Financial Services, Inc., individually and as seller, AmeriCredit MTN Corp. V, as seller, and Wells Fargo Bank, National Association, as collateral agent.

99.6	Insurance Agreement, dated October 3, 2006, among MBIA Insurance Corporation, as insurer, AmeriCredit MTN Corp. V, as seller, AmeriCredit Financial Services, Inc., individually and as servicer, custodian and seller, AmeriCredit MTN Receivables Trust V, as debtor, and Wells Fargo Bank, National Association, as collateral agent, backup servicer and securities intermediary.